UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2017
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2017, the Annual Meeting of Stockholders (the “Annual Meeting”) of JetBlue Airways Corporation (the “Company”) was held. There were 333,567,490 shares of common stock entitled to be voted, and 308,041,545 shares present in person or represented by proxy at the Annual Meeting. The stockholders of the Company voted on four items:

1.	To elect ten directors nominated by the Board of Directors to serve until the 2018 annual meeting of stockholders;

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.	To approve, on an advisory basis, the frequency of the advisory votes on named executive officer compensation.

All matters voted upon at the Annual Meeting were approved. The results are as follows:

1.	The nominees for director received the following votes:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Peter Boneparth	255,856,671	3,150,601	201,762	48,832,511
David Checketts	255,171,877	3,833,299	203,858	48,832,511
Virginia Gambale	255,522,625	3,509,021	177,388	48,832,511
Stephan Gemkow	250,982,677	8,019,715	206,642	48,832,511
Robin Hayes	255,749,332	3,313,812	145,890	48,832,511
Ellen Jewett	255,873,441	3,158,250	177,343	48,832,511
Stanley McChrystal	255,394,360	3,627,063	187,611	48,832,511
Joel Peterson	254,944,426	4,076,080	188,528	48,832,511
Frank Sica	249,001,501	10,002,009	205,524	48,832,511
Thomas Winkelmann	255,872,512	3,122,207	214,315	48,832,511

2.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved based upon the following votes received:

Votes For	305,066,685
Votes Against	2,480,083
Abstentions	494,777

There were no broker non-votes for this item.

3.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes received:

Votes For	251,499,443
Votes Against	7,181,227
Abstentions	528,364
Broker non-votes	48,832,511

4.	The stockholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers as follows:

ONE YEAR	TWO YEAR	THREE YEAR	ABSTAIN	BROKER NON-VOTES
218,640,584	625,439	39,555,360	387,651	48,832,511

On May 18, 2017, following the Company’s Annual Meeting, and in light of (1) management’s recommendation of an ANNUAL frequency for future advisory votes to approve the compensation of the Company’s named executive officers and (2) considering the strong support for an annual vote as reflected in the voting results, the Board of Directors of the Company determined that the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers annually until the matter is again submitted to the Company’s stockholders for a vote.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: May 23, 2017	By:	/s/ Alexander Chatkewitz
Vice President, Controller and Chief Accounting Officer (principal accounting officer)